                              SEVERANCE AGREEMENT

     MADE as of this 17th day of May, 1988, by and between Fulton Financial Corporation, a Pennsylvania corporation with offices at One Penn Square, P.O. 4887, Lancaster, Pennsylvania 17604 (the Company) and R. Scott Smith, Jr., an adult individual who resides at 1348 Silver Spring Road, Holtwood, Pennsylvania 17532 (Executive).

                                   Background

     Executive is a Senior Vice President of the Company, a Pennsylvania bank holding company, and an Executive Vice President of Fulton Bank, the principal subsidiary and flagship bank of the Company. Executive is an integral part of the management team of the Company and Bank.

     As a result of changes in federal and state banking laws, there has been a dramatic increase in the number of mergers and other acquisitions of Pennsylvania bank and bank holding companies. While the Company remains firmly committed to its policy of remaining a strong, independent regional bank holding company, it recognizes that it might nevertheless be acquired as a result of an unsolicited takeover attempt or in a negotiated transaction. Executive will play a critical role in any such acquisition, as it falls principally upon him and the other members of Management vigorously and aggressively to represent and to protect the interests of the shareholders of the Company.

     The Company believes that Executive should not be forced to sacrifice his future financial security in order to fulfill his responsibilities to the shareholders. The Board of Directors of the Company has carefully considered this problem and has determined that it should be addressed. Specifically, the Board of Directors has concluded that basic financial protection should be provided to Executive in the form of certain limited severance benefits payable in the event that he is discharged or resigns following, and for reasons relating to a change in control of the Company.

     The purpose of this Agreement is to define these severance benefits and to specify the conditions under which they are to be paid. This Agreement is not intended to affect the terms of Executive's employment in the absence of a change in control of the Company. Accordingly, although this Agreement will take effect upon execution as a binding legal obligation of the Company, it will become operative only upon a change in control of the Company as that concept is defined below.

                                  WITNESSETH:

     NOW, THEREFORE, in consideration of Executive's continuing service to the Company and of the mutual covenants and undertakings hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Undertaking of the Company

       The Company shall provide to Executive the severance benefits specified in Paragraph 6 below in the event that any time within 36 months following a Change in Control of the Company:

    (a) Executive is discharged by the Company, other than for Cause pursuant to Paragraph 3 below or for Disability pursuant to Paragraph 4 below; or

    (b) Executive resigns from the Company for Good Reason pursuant to Paragraph 5 below.

2.  Change in Control

    (a) For purposes of this Agreement, a Change in Control of the Company shall mean a change in control of the kind that would be required to be reported in response to Item 1 of Securities and Exchange Commission Form 8-K promulgated under the Securities Exchange Act of 1934 and as in effect on the date hereof.

    (b) Without limitation of the foregoing, a Change in Control of the Company shall be deemed to have occurred upon the occurrence of any of the following events:

           (1) Any person or group of persons acting in concert, shall have acquired, directly or indirectly, beneficial ownership of 20 percent or more of the outstanding shares of the voting stock of the Company;

           (2) The composition of the Board of Directors of the Company shall have changed such that during any period of two consecutive years during the term of this Agreement, the persons who at the beginning of such period were members of the Board of Directors, unless the nomination or election of each director who was not a director at the beginning of such period was approved in advance by directors representing not less than two-thirds of the directors then in office who were directors at the beginning of the period; or

           (3) The Company shall be merged or consolidated with or its assets purchased by another corporation and as a result of such merger, consolidation or sale of assets, less than a majority of the outstanding voting stock of the surviving, resulting or purchasing corporation is owned, immediately after the transaction, by the holders of the voting stock of the Company outstanding immediately before the transaction.

    (c) For purposes of Paragraph 2(b)(1) above, a person shall be deemed to be the beneficial owner of any shares which he or any of his affiliates or associates (i) owns, directly or indirectly, (ii) has the right to acquire, or (iii) has the right to vote or direct the voting thereof pursuant to any agreement, arrangement or understanding.

3.  Discharge for Cause

    (a) The Company may at any time following a Change in Control discharge Executive for Cause, in which event Executive shall not be entitled to receive the severance benefits specified in Paragraph 6 below.

    (b) For purposes of this Agreement, the Company shall have Cause to discharge Executive only under the following circumstances:

         (i) Executive shall have committed an act of dishonesty constituting a felony and resulting or intending to result directly or indirectly in gain or personal enrichment at the expense of the Company; or

         (ii) Executive shall have deliberately and intentionally refused (for reasons other than incapacity due to accident or physical or mental illness) to perform his duties to the Company for a period of 30 consecutive days following the receipt by him of written notice from the Company setting forth in detail the facts upon which the Company relies in concluding that Executive has deliberately and intentionally refused to perform such duties.

4.  Discharge for Disability

   (a) The Company may at any time following a Change in Control discharge Executive for Disability as provided in this Paragraph 4, in which event Executive shall not be entitled to receive the severance benefits specified in Paragraph 6 below.

   (b) For purposes of this Agreement, the Company may discharge Executive for Disability only under the following circumstances:

        (i) Executive shall have been unable, for reasons of incapacity due to accident or physical or mental illness, for a period of six consecutive months to perform his duties to the Company.

        (ii) The Company, following the expiration of such period of six consecutive months, shall have to give Executive 30 days written notice of its intention to discharge him for disability and he shall not within that 30 day period have returned to the performance of his duties to the Company on a full-time basis; and

        (iii) The Company shall provide or cause to be provided to Executive short-term and long-term disability benefits and fringe benefits not less generous than the following: (A) Executive shall receive each month for six months following the date of his discharge for Disability his full month salary (as in effect immediately before his discharge for Disability); (B) Executive shall receive each month thereafter 60 percent of his monthly salary (as in effect immediately before his discharge for Disability) until his death or until December 31 of the calendar year in which he attains age 65, whichever shall first occur; and (c) Executive shall receive those fringe benefits customarily provided by the Company to disabled former employees, which benefits shall include, but shall not be limited to, life, medical, health, accident and disability insurance and a survivor's income benefit.

   (c) In the event that Executive shall at any time cease to be disabled following his discharge for Disability, the Company shall do one of the following:

        (i) Reappoint Executive to his position with the Company, with full salary and benefits, as they existed immediately before his discharge for Disability, in which case this Agreement shall remain in full force and effect as though Executive had never been so discharged; or

        (ii) Treat Executive as though he has been discharged for reasons other than Cause or Disability, in which case Executive shall be entitled to receive the severance benefits specified in Paragraph 6 below.

   (d) In the event that Executive shall disagree with a determination on the part of the Company that he is disabled or in the event that the Company shall disagree with a determination on the part of Executive that he is no longer disabled, the matter shall be submitted to an impartial and reputable medical doctor to be selected by mutual agreement of the parties. In the event that Executive and the Company are unable to agree, the matter shall be submitted to an impartial and reputable medical doctor to be selected, upon petition by either party, by the Lancaster County Court of Common Pleas.

5. Resignation for Good Reasons

   (a) Executive may at any time following a Change in Control resign from the Company for Good Reason, in which event Executive shall be entitled to receive the severance benefits specified in Paragraph 6 below.

   (b) For purposes of this Agreement, Executive shall have Good Reason to resign under the following circumstances:

        (i) The Company, without Executive's prior written consent, shall have changed or attempted to change in any significant respect the authority, duties, compensation, benefits or other terms or conditions of Executive's employment; or

        (ii) Executive shall have determined in good faith and in his sole and absolute discretion that he is unable to work harmoniously and effectively with the new management of the Company or that he is otherwise unable effectively to carry out his duties and discharge his responsibilities to the Company.

6.  Severance Benefits

       The severance benefits to be provided to Executive by the Company under this Agreement are as follows:

  (a)  Salary Continuation: The Company shall pay to Executive each month during
       -------------------
       the Severance Benefit Period an amount equal to one-twelfth of his base annual salary.

       Executive's base annual salary shall be deemed to be an amount equal to twenty percent (20%) of the aggregate salary paid to Executive by or on behalf of the Company and the Bank during the most recent five (5) taxable years ending before the Change of Control shall occur. The payment to be made in respect of each month shall be made on or be fore the 15th day of the next following month. In the event that the Severance Benefit Period begins or ends on other than, respectively, the first or last day of a calendar month, the payment to be made in respect of that month shall be prorated accordingly. It is understood that the Company shall withhold from each monthly payment such amounts as may be required under any applicable federal, state or local income tax law.

  (b)  Fringe Benefits:  The Company shall at its expense provide to Executive
       ---------------
       throughout Severance Benefit Period life, medical, health, accident and disability insurance and a survivor's income benefit in form, substance and amount which is in each case substantially equivalent to that provided to him immediately before the Change in Control or immediately before the commencement of the Severance Benefit Period, whichever Executive shall in each case select.

7. Severance Benefit Period

       The Severance Benefit Period shall commence upon the effective date of Executive's discharge (for reasons other than Cause or Disability) or resignation (for Good Reason) and shall terminate upon the first to occur of the following events:

   (a) The expiration of 36 months following the effective date of Executive's discharge or resignation;

   (b)  The expiration of the calendar year in which Executive attains age 65;

   (c)  Executive's death; or

   (d) The election of Executive to terminate the Severance Benefit period pursuant to Paragraph 8(b) below.

8. Covenant Not To Compete

   (a) Executive agrees that he will not without the prior written consent of the Company at any time during the Severance Benefit Period become an officer, director, or employee of or consultant to any bank, bank holding company or other financial services institution.

   (b) Executive may elect at any time to terminate the Severance Benefit Period by delivering written notice to the Company in which event the covenant not to compete set forth in Paragraph 8(a) above shall expire and have no further force or effect.

   (c) In the event of any breach by Executive of the covenant not to compete set forth in Paragraph 8(a) above, the parties agree that the exclusive remedy of the Company shall be to obtain an injunction, order for specific performance, or other form of equitable relief from a court of competent jurisdiction and that the Company shall not under any circumstances be entitled to recover monetary damages from Executive by reason of any such breach.

9. Mitigation and Setoff

   (a) Executive shall not be required to mitigate the amount of any payment or benefit provided for in Paragraph 6 above by seeking employment or otherwise and the Company shall not be entitled to setoff against the amount of any payment or benefit provided for in Paragraph 6 above any amounts earned by Executive in other employment during the Severance Benefit Period.

   (b) The Company hereby waives any and all rights to set off in respect to any claim, debt, obligation or other liability of any kind whatsoever, against any payment or benefit provided for in Paragraph 6 above.

10. Attorneys' Fees and Related Expenses

        All attorneys' fees and related expenses incurred by Executive in connection with or relating to enforcement by him of his rights under this Agreement shall be paid for in full by the Company.

11. Successors and Parties in Interest

    (a) This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns, including, without limitation, any corporation which acquires, directly or indirectly, by purchase, merger, consolidation or otherwise, all or substantially all of the business or assets of the Company. Without limitation of the foregoing, the Company shall require any such successor, by agreement in form and substance satisfactory to Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that it is required to be performed by the Company.

    (b) This Agreement is binding upon and shall inure to the benefit of Executive, his heirs and personal representatives.

12. Rights under Other Plans

        This Agreement is not intended to reduce, restrict or eliminate any benefit to which Executive may otherwise be entitled at the time of his discharge or resignation under any employee benefit plan of the Company then in effect.

13.  Termination

        This Agreement may not be terminated except by mutual consent of the parties, as evidenced by a written instrument duly executed by the Company and by Executive.

14.  Notices

     All notices and other communications required to be given hereunder shall be in writing and shall be deemed to have been given or made when hand delivered or when mailed, certified mail, return receipt requested, to the Company or to Executive, as the case may be, at their respective addresses set forth above.

15.  Severability

     In the event that any provision of this Agreement shall be held to be invalid or unenforceably by any court of competent jurisdiction, such provision shall be deemed severable from the remainder of the Agreement and such holding shall not invalidate or render unenforceable any other provision of this Agreement. It is the intention of the parties hereto that Executive shall receive the maximum severance benefits under this Severance Agreement which Executive may receive without any payment of such benefits being classified as an "excess parachute payment" (as defined in Section 280G of the Internal Revenue Code) and to the extent that payment of such benefits hereunder would be classified as an "excess parachute payment," such payment shall be automatically reduced to the maximum amount which would not be classified as an "excess parachute payment."

16.  Governing Law, Jurisdiction and Venue

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. In the event that either party shall institute any suit or other legal proceeding, whether in law or in equity, arising from or relating to this Agreement, the courts of the Commonwealth of Pennsylvania shall have exclusive jurisdiction and venue shall lie exclusively in the Court of Common Pleas of Lancaster County.

17.  Entire Agreement

     This Agreement constitutes the entire agreement between the Company and Executive concerning the subject matter hereof and supersedes all prior written or oral agreements or understandings between them. No term or provision of this Agreement may be changed, waived, amended or terminated, except by written instrument duly executed by the Company and by Executive.

     IN WITNESS WHEREOF, this Agreement is executed the day and year first above written.

ATTEST:                              FULTON FINANCIAL CORPORATION


By: /s/ Kenneth E. Shenenberger      By: /s/  Robert D. Garner
    ---------------------------          --------------------------
        Title: Secretary                      Title: Chairman

(CORPORATE SEAL)


WITNESS:

/s/ Kenneth E. Shenenberger        /s/ R. Scott Smith, Jr.
---------------------------        -----------------------
                                   R. SCOTT SMITH, JR.

                              SEVERANCE AGREEMENT

     MADE as of this 17th day of May, 1988, by and between Fulton Financial Corporation, a Pennsylvania corporation with offices at One Penn Square, P.O. 4887, Lancaster, Pennsylvania 17604 (the Company) and Richard J. Ashby, Jr., an adult individual who resides at 127 St. Thomas Road, Lancaster, Pennsylvania 17601 (Executive).

                                   Background

     Executive is a Senior Vice President of the Company, a Pennsylvania bank holding company, and an Executive Vice President of Fulton Bank, the principal subsidiary and flagship bank of the Company. Executive is an integral part of the management team of the Company and Bank.

     As a result of changes in federal and state banking laws, there has been a dramatic increase in the number of mergers and other acquisitions of Pennsylvania bank and bank holding companies. While the Company remains firmly committed to its policy of remaining a strong, independent regional bank holding company, it recognizes that it might nevertheless be acquired as a result of an unsolicited takeover attempt or in a negotiated transaction. Executive will play a critical role in any such acquisition, as it falls principally upon him and the other members of Management vigorously and aggressively to represent and to protect the interests of the shareholders of the Company.

     The Company believes that Executive should not be forced to sacrifice his future financial security in order to fulfill his responsibilities to the shareholders. The Board of Directors of the Company has carefully considered this problem and has determined that it should be addressed. Specifically, the Board of Directors has concluded that basic financial protection should be provided to Executive in the form of certain limited severance benefits payable in the event that he is discharged or resigns following, and for reasons relating to a change in control of the Company.

     The purpose of this Agreement is to define these severance benefits and to specify the conditions under which they are to be paid. This Agreement is not intended to affect the terms of Executive's employment in the absence of a change in control of the Company. Accordingly, although this Agreement will take effect upon execution as a binding legal obligation of the Company, it will become operative only upon a change in control of the Company as that concept is defined below.

                                  WITNESSETH:

     NOW, THEREFORE, in consideration of Executive's continuing service to the Company and of the mutual covenants and undertakings hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Undertaking of the Company

       The Company shall provide to Executive the severance benefits specified in Paragraph 6 below in the event that any time within 36 months following a Change in Control of the Company:

    (a) Executive is discharged by the Company, other than for Cause pursuant to Paragraph 3 below or for Disability pursuant to Paragraph 4 below; or

    (b) Executive resigns from the Company for Good Reason pursuant to Paragraph 5 below.

2.  Change in Control

    (a) For purposes of this Agreement, a Change in Control of the Company shall mean a change in control of the kind that would be required to be reported in response to Item 1 of Securities and Exchange Commission Form 8-K promulgated under the Securities Exchange Act of 1934 and as in effect on the date hereof.

    (b) Without limitation of the foregoing, a Change in Control of the Company shall be deemed to have occurred upon the occurrence of any of the following events:

           (1) Any person or group of persons acting in concert, shall have acquired, directly or indirectly, beneficial ownership of 20 percent or more of the outstanding shares of the voting stock of the Company;

           (2) The composition of the Board of Directors of the Company shall have changed such that during any period of two consecutive years during the term of this Agreement, the persons who at the beginning of such period were members of the Board of Directors, unless the nomination or election of each director who was not a director at the beginning of such period was approved in advance by directors representing not less than two-thirds of the directors then in office who were directors at the beginning of the period; or

           (3) The Company shall be merged or consolidated with or its assets purchased by another corporation and as a result of such merger, consolidation or sale of assets, less than a majority of the outstanding voting stock of the surviving, resulting or purchasing corporation is owned, immediately after the transaction, by the holders of the voting stock of the Company outstanding immediately before the transaction.

    (c) For purposes of Paragraph 2(b)(1) above, a person shall be deemed to be the beneficial owner of any shares which he or any of his affiliates or associates (i) owns, directly or indirectly, (ii) has the right to acquire, or (iii) has the right to vote or direct the voting thereof pursuant to any agreement, arrangement or understanding.

3.  Discharge for Cause

    (a) The Company may at any time following a Change in Control discharge Executive for Cause, in which event Executive shall not be entitled to receive the severance benefits specified in Paragraph 6 below.

    (b) For purposes of this Agreement, the Company shall have Cause to discharge Executive only under the following circumstances:

         (i) Executive shall have committed an act of dishonesty constituting a felony and resulting or intending to result directly or indirectly in gain or personal enrichment at the expense of the Company; or

         (ii) Executive shall have deliberately and intentionally refused (for reasons other than incapacity due to accident or physical or mental illness) to perform his duties to the Company for a period of 30 consecutive days following the receipt by him of written notice from the Company setting forth in detail the facts upon which the Company relies in concluding that Executive has deliberately and intentionally refused to perform such duties.

4.  Discharge for Disability

    (a) The Company may at any time following a Change in Control discharge Executive for Disability as provided in this Paragraph 4, in which event Executive shall not be entitled to receive the severance benefits specified in Paragraph 6 below.

    (b) For purposes of this Agreement, the Company may discharge Executive for Disability only under the following circumstances:

         (i) Executive shall have been unable, for reasons of incapacity due to accident or physical or mental illness, for a period of six consecutive months to perform his duties to the Company.

         (ii) The Company, following the expiration of such period of six consecutive months, shall have to give Executive 30 days written notice of its intention to discharge him for disability and he shall not within that 30 day period have returned to the performance of his duties to the Company on a full-time basis; and

         (iii)The Company shall provide or cause to be provided to Executive short-term and long-term disability benefits and fringe benefits not less generous than the following: (A) Executive shall receive each month for six months following the date of his discharge for Disability his full month salary (as in effect immediately before his discharge for Disability); (B) Executive shall receive each month thereafter 60 percent of his monthly salary (as in effect immediately before his discharge for Disability) until his death or until December 31 of the calendar year in which he attains age 65, whichever shall first occur; and (c) Executive shall receive those fringe benefits customarily provided by the Company to disabled former employees, which benefits shall include, but shall not be limited to, life, medical, health, accident and disability insurance and a survivor's income benefit.

    (c) In the event that Executive shall at any time cease to be disabled following his discharge for Disability, the Company shall do one of the following:

         (i) Reappoint Executive to his position with the Company, with full salary and benefits, as they existed immediately before his discharge for Disability, in which case this Agreement shall remain in full force and effect as though Executive had never been so discharged; or

         (ii) Treat Executive as though he has been discharged for reasons other than Cause or Disability, in which case Executive shall be entitled to receive the severance benefits specified in Paragraph 6 below.

    (d) In the event that Executive shall disagree with a determination on the part of the Company that he is disabled or in the event that the Company shall disagree with a determination on the part of Executive that he is no longer disabled, the matter shall be submitted to an impartial and reputable medical doctor to be selected by mutual agreement of the parties. In the event that Executive and the Company are unable to agree, the matter shall be submitted to an impartial and reputable medical doctor to be selected, upon petition by either party, by the Lancaster County Court of Common Pleas.

5.  Resignation for Good Reasons

    (a) Executive may at any time following a Change in Control resign from the Company for Good Reason, in which event Executive shall be entitled to receive the severance benefits specified in Paragraph 6 below.

    (b) For purposes of this Agreement, Executive shall have Good Reason to resign under the following circumstances:

            (i) The Company, without Executive's prior written consent, shall have changed or attempted to change in any significant respect the authority, duties, compensation, benefits or other terms or conditions of Executive's employment; or

            (ii) Executive shall have determined in good faith and in his sole and absolute discretion that he is unable to work harmoniously and effectively with the new management of the Company or that he is otherwise unable effectively to carry out his duties and discharge his responsibilities to the Company.

6.  Severance Benefits

      The severance benefits to be provided to Executive by the Company under this Agreement are as follows:

    (a)  Salary Continuation: The Company shall pay to Executive each month
         -------------------
         during the Severance Benefit Period an amount equal to one-twelfth of his base annual salary.

         Executive's base annual salary shall be deemed to be an amount equal to twenty percent (20%) of the aggregate salary paid to Executive by or on behalf of the Company and the Bank during the most recent five (5) taxable years ending before the Change of Control shall occur. The payment to be made in respect of each month shall be made on or before the 15th day of the next following month. In the event that the Severance Benefit Period begins or ends on other than, respectively, the first or last day of a calendar month, the payment to be made in respect of that month shall be prorated accordingly. It is understood that the Company shall withhold from each monthly payment such amounts as may be required under any applicable federal, state or local income tax law.

    (b)  Fringe Benefits:  The Company shall at its expense provide to Executive
         ---------------
         throughout Severance Benefit Period life, medical, health, accident and disability insurance and a survivor's income benefit in form, substance and amount which is in each case substantially equivalent to that provided to him immediately before the Change in Control or immediately before the commencement of the Severance Benefit Period, whichever Executive shall in each case select.

7.  Severance Benefit Period

         The Severance Benefit Period shall commence upon the effective date of Executive's discharge (for reasons other than Cause or Disability) or resignation (for Good Reason) and shall terminate upon the first to occur of the following events:

    (a) The expiration of 36 months following the effective date of Executive's discharge or resignation;

    (b)  The expiration of the calendar year in which Executive attains age 65;

    (c)  Executive's death; or

    (d) The election of Executive to terminate the Severance Benefit period pursuant to Paragraph 8(b) below.

8.  Covenant Not To Compete

    (a) Executive agrees that he will not without the prior written consent of the Company at any time during the Severance Benefit Period become an officer, director, or employee of or consultant to any bank, bank holding company or other financial services institution.

    (b) Executive may elect at any time to terminate the Severance Benefit Period by delivering written notice to the Company in which event the covenant not to compete set forth in Paragraph 8(a) above shall expire and have no further force or effect.

    (c) In the event of any breach by Executive of the covenant not to compete set forth in Paragraph 8(a) above, the parties agree that the exclusive remedy of the Company shall be to obtain an injunction, order for specific performance, or other form of equitable relief from a court of competent jurisdiction and that the Company shall not under any circumstances be entitled to recover monetary damages from Executive by reason of any such breach.

9.  Mitigation and Setoff

    (a) Executive shall not be required to mitigate the amount of any payment or benefit provided for in Paragraph 6 above by seeking employment or otherwise and the Company shall not be entitled to setoff against the amount of any payment or benefit provided for in Paragraph 6 above any amounts earned by Executive in other employment during the Severance Benefit Period.

    (b) The Company hereby waives any and all rights to set off in respect to any claim, debt, obligation or other liability of any kind whatsoever, against any payment or benefit provided for in Paragraph 6 above.

10.  Attorneys' Fees and Related Expenses

         All attorneys' fees and related expenses incurred by Executive in connection with or relating to enforcement by him of his rights under this Agreement shall be paid for in full by the Company.

11.  Successors and Parties in Interest

     (a) This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns, including, without limitation, any corporation which acquires, directly or indirectly, by purchase, merger, consolidation or otherwise, all or substantially all of the business or assets of the Company. Without limitation of the foregoing, the Company shall require any such successor, by agreement in form and substance satisfactory to Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that it is required to be performed by the Company.

     (b) This Agreement is binding upon and shall inure to the benefit of Executive, his heirs and personal representatives.

12.  Rights under Other Plans

         This Agreement is not intended to reduce, restrict or eliminate any benefit to which Executive may otherwise be entitled at the time of his discharge or resignation under any employee benefit plan of the Company then in effect.

13.  Termination

         This Agreement may not be terminated except by mutual consent of the parties, as evidenced by a written instrument duly executed by the Company and by Executive.

14.  Notices

     All notices and other communications required to be given hereunder shall be in writing and shall be deemed to have been given or made when hand delivered or when mailed, certified mail, return receipt requested, to the Company or to Executive, as the case may be, at their respective addresses set forth above.

15.  Severability

     In the event that any provision of this Agreement shall be held to be invalid or unenforceably by any court of competent jurisdiction, such provision shall be deemed severable from the remainder of the Agreement and such holding shall not invalidate or render unenforceable any other provision of this Agreement. It is the intention of the parties hereto that Executive shall receive the maximum severance benefits under this Severance Agreement which Executive may receive without any payment of such benefits being classified as an "excess parachute payment" (as defined in Section 280G of the Internal Revenue Code) and to the extent that payment of such benefits hereunder would be classified as an "excess parachute payment," such payment shall be automatically reduced to the maximum amount which would not be classified as an "excess parachute payment."


16.  Governing Law, Jurisdiction and Venue

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. In the event that either party shall institute any suit or other legal proceeding, whether in law or in equity, arising from or relating to this Agreement, the courts of the Commonwealth of Pennsylvania shall have exclusive jurisdiction and venue shall lie exclusively in the Court of Common Pleas of Lancaster County.

17.  Entire Agreement

     This Agreement constitutes the entire agreement between the Company and Executive concerning the subject matter hereof and supersedes all prior written or oral agreements or understandings between them. No term or provision of this Agreement may be changed, waived, amended or terminated, except by written instrument duly executed by the Company and by Executive.

     IN WITNESS WHEREOF, this Agreement is executed the day and year first above written.

ATTEST:                              FULTON FINANCIAL CORPORATION


By: /s/ Kenneth E. Shenenberger      By: /s/  Robert D. Garner
    ---------------------------          ------------------------------
        Title: Secretary                      Title: Chairman

(CORPORATE SEAL)


WITNESS:

/s/ Kenneth E. Shenenberger        /s/ Richard J. Ashby, Jr.
---------------------------        -------------------------
                                   RICHARD J. ASHBY, JR.

                              SEVERANCE AGREEMENT

     MADE as of this 19/th/ day of November, 1992 by and between Fulton Financial Corporation, a Pennsylvania corporation with offices at One Penn Square, P.O. 4887, Lancaster, Pennsylvania 17604 (the Company) and Charles J. Nugent, an adult individual who resides at 313 Box Elder Drive, West Chester, Pennsylvania 19380 (Executive).

                                  Background

     Executive has been appointed Executive Vice President and Chief Financial Officer of the Company, a Pennsylvania bank holding company, and is an integral part of the management team of the Company.

     As a result of changes in federal and state banking laws, there has been a dramatic increase in the number of mergers and other acquisitions of Pennsylvania bank and bank holding companies. While the Company remains firmly committed to its policy of remaining a strong, independent regional bank holding company, it recognizes that it might nevertheless be acquired as a result of an unsolicited takeover attempt or in a negotiated transaction. Executive will play a critical role in any such acquisition, as it falls principally upon him and the other members of Management vigorously and aggressively to represent and to protect the interests of the shareholders of the Company.

     The Company believes that Executive should not be forced to sacrifice his future financial security in order to fulfill his responsibilities to the shareholders. The Board of Directors of the Company has carefully considered this problem and has determined that it should be addressed. Specifically, the Board of Directors has concluded that basic financial protection should be provided to Executive in the form of certain limited severance benefits payable in the event that he is discharged or resigns following, and for reasons relating to a change in control of the Company.

     The purpose of this Agreement is to define these severance benefits and to specify the conditions under which they are to be paid. This Agreement is not intended to affect the terms of Executive's employment in the absence of a change in control of the Company. Accordingly, although this Agreement will take effect upon execution as a binding legal obligation of the Company, it will become operative only upon a change in control of the Company as that concept is defined below.

                                  WITNESSETH:

     NOW, THEREFORE, in consideration of Executive's continuing service to the Company and of the mutual covenants and undertakings hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   Undertaking of the Company

          The Company shall provide to Executive the severance benefits specified in Paragraph 6 below in the event that any time within 36 months following a Change in Control of the Company:

     (a) Executive is discharged by the Company, other than for Cause pursuant to Paragraph 3 below or for Disability pursuant to Paragraph 4 below; or

     (b) Executive resigns from the Company for Good Reason pursuant to Paragraph 5 below.

2.   Change in Control

     (a) For purposes of this Agreement, a Change in Control of the Company shall mean a change in control of the kind that would be required to be reported in response to Item 1 of Securities and Exchange Commission Form 8-K promulgated under the Securities Exchange Act of 1934 and as in effect on the date hereof.

     (b) Without limitation of the foregoing, a Change in Control of the Company shall be deemed to have occurred upon the occurrence of any of the following events:

          (1) Any person or group of persons acting in concert, shall have acquired, directly or indirectly, beneficial ownership of 20 percent or more of the outstanding shares of the voting stock of the Company;

          (2) The composition of the Board of Directors of the Company shall have changed such that during any period of two consecutive years during the term of this Agreement, the persons who at the beginning of such period were members of the Board of Directors, unless the nomination or election of each director who was not a director at the beginning of such period was approved in advance by directors representing not less than two-thirds of the directors then in office who were directors at the beginning of the period; or

          (3) The Company shall be merged or consolidated with or its assets purchased by another corporation and as a result of such merger, consolidation or sale of assets, less than a majority of the outstanding voting stock of the surviving, resulting or purchasing corporation is owned, immediately after the transaction, by the holders of the voting stock of the Company outstanding immediately before the transaction.

     (c) For purposes of Paragraph 2(b)(1) above, a person shall be deemed to be the beneficial owner of any shares which he or any of his affiliates or associates (i) owns, directly or indirectly, (ii) has the right to acquire, or (iii) has the right to vote or direct the voting thereof pursuant to any agreement, arrangement or understanding.

3.   Discharge for Cause

     (a) The Company may at any time following a Change in Control discharge Executive for Cause, in which event Executive shall not be entitled to receive the severance benefits specified in Paragraph 6 below.

     (b) For purposes of this Agreement, the Company shall have Cause to discharge Executive only under the following circumstances:

          (i) Executive shall have committed an act of dishonesty constituting a felony and resulting or intending to result directly or indirectly in gain or personal enrichment at the expense of the Company; or

          (ii) Executive shall have deliberately and intentionally refused (for reasons other than incapacity due to accident or physical or mental illness) to perform his duties to the Company for a period of 30 consecutive days following the receipt by him of written notice from the Company setting forth in detail the facts upon which the Company relies in concluding that Executive has deliberately and intentionally refused to perform such duties.

4.   Discharge for Disability

     (a) The Company may at any time following a Change in Control discharge Executive for Disability as provided in this Paragraph 4, in which event Executive shall not be entitled to receive the severance benefits specified in Paragraph 6 below.

     (b) For purposes of this Agreement, the Company may discharge Executive for Disability only under the following circumstances:

          (i) Executive shall have been unable, for reasons of incapacity due to accident or physical or mental illness, for a period of six consecutive months to perform his duties to the Company.

          (ii) The Company, following the expiration of such period of six consecutive months, shall have to give Executive 30 days written notice of its intention to discharge him for disability and he shall not within that 30 day period have returned to the performance of his duties to the Company on a full-time basis; and

          (iii) The Company shall provide or cause to be provided to Executive short-term and long-term disability benefits and fringe benefits not less generous than the following: (A) Executive shall receive each month for six months following the date of his discharge for Disability his full month salary (as in effect immediately before his discharge for Disability); (B) Executive shall receive each month thereafter 60 percent of his monthly salary (as in effect immediately before his discharge for Disability) until his death or until December 31 of the calendar year in which he attains age 65, whichever shall first occur; and (c) Executive shall receive those fringe benefits customarily provided by the Company to disabled former employees, which benefits shall include, but shall not be limited to, life, medical, health, accident and disability insurance and a survivor's income benefit.

     (c) In the event that Executive shall at any time cease to be disabled following his discharge for Disability, the Company shall do one of the following:

          (i) Reappoint Executive to his position with the Company, with full salary and benefits, as they existed immediately before his discharge for Disability, in which case this Agreement shall remain in full force and effect as though Executive had never been so discharged; or

          (ii) Treat Executive as though he has been discharged for reasons other than Cause or Disability, in which case Executive shall be entitled to receive the severance benefits specified in Paragraph 6 below.

     (d) In the event that Executive shall disagree with a determination on the part of the Company that he is disabled or in the event that the Company shall disagree with a determination on the part of Executive that he is no longer disabled, the matter shall be submitted to an impartial and reputable medical doctor to be selected by mutual agreement of the parties. In the event that Executive and the Company are unable to agree, the matter shall be submitted to an impartial and reputable medical doctor to be selected, upon petition by either party, by the Lancaster County Court of Common Pleas.

5.   Resignation for Good Reasons

     (a) Executive may at any time following a Change in Control resign from the Company for Good Reason, in which event Executive shall be entitled to receive the severance benefits specified in Paragraph 6 below.

     (b) For purposes of this Agreement, Executive shall have Good Reason to resign under the following circumstances:

          (i) The Company, without Executive's prior written consent, shall have changed or attempted to change in any significant respect the authority, duties, compensation, benefits or other terms or conditions of Executive's employment; or

          (ii) Executive shall have determined in good faith and in his sole and absolute discretion that he is unable to work harmoniously and effectively with the new management of the Company or that he is otherwise unable effectively to carry out his duties and discharge his responsibilities to the Company.

6.   Severance Benefits

     The severance benefits to be provided to Executive by the Company under this Agreement are as follows:

     (a)  Salary Continuation:  The Company shall pay to Executive each month
          -------------------
          during the Severance Benefit Period an amount equal to one-twelfth of his base annual salary.

          Executive's base annual salary shall be deemed to be an amount equal to twenty percent (20%) of the aggregate salary paid to Executive by or on behalf of the Company and the Bank during the most recent five
          (5) taxable years ending before the Change of Control shall occur. The payment to be made in respect of each month shall be made on or before the 15/th/ day of the next following month. In the event that the Severance Benefit Period begins or ends on other than, respectively, the first or last day of a calendar month, the payment to be made in respect of that month shall be prorated accordingly. It is understood that the Company shall withhold from each monthly payment such amounts as may be required under any applicable federal, state or local income tax law.

     (b)  Fringe Benefits:  The Company shall at its expense provide to
          ---------------
          Executive throughout Severance Benefit Period life, medical, health, accident and disability insurance and a survivor's income benefit in form, substance and amount which is in each case substantially equivalent to that provided to him immediately before the Change in Control or immediately before the commencement of the Severance Benefit Period, whichever Executive shall in each case select.

7.   Severance Benefit Period

     The Severance Benefit Period shall commence upon the effective date of Executive's discharge (for reasons other than Cause or Disability) or resignation (for Good Reason) and shall terminate upon the first to occur of the following events:

     (a) The expiration of 36 months following the effective date of Executive's discharge or resignation;

     (b)  The expiration of the calendar year in which Executive attains age 65;

     (c)  Executive's death; or

     (d) The election of Executive to terminate the Severance Benefit period pursuant to Paragraph 8(b) below.

8.   Covenant Not To Compete

     (a) Executive agrees that he will not without the prior written consent of the Company at any time during the Severance Benefit Period become an officer, director, or employee of or consultant to any bank, bank holding company or other financial services institution.

     (b) Executive may elect at any time to terminate the Severance Benefit Period by delivering written notice to the Company in which event the covenant not to compete set forth in Paragraph 8(a) above shall expire and have no further force or effect.

     (c) In the event of any breach by Executive of the covenant not to compete set forth in Paragraph 8(a) above, the parties agree that the exclusive remedy of the Company shall be to obtain an injunction, order for specific performance, or other form of equitable relief from a court of competent jurisdiction and that the Company shall not under any circumstances be entitled to recover monetary damages from Executive by reason of any such breach.

9.   Mitigation and Setoff

     (a) Executive shall not be required to mitigate the amount of any payment or benefit provided for in Paragraph 6 above by seeking employment or otherwise and the Company shall not be entitled to setoff against the amount of any payment or benefit provided for in Paragraph 6 above any amounts earned by Executive in other employment during the Severance Benefit Period.

     (b) The Company hereby waives any and all rights to set off in respect to any claim, debt, obligation or other liability of any kind whatsoever, against any payment or benefit provided for in Paragraph 6 above.

10.  Attorneys' Fees and Related Expenses

          All attorneys' fees and related expenses incurred by Executive in connection with or relating to enforcement by him of his rights under this Agreement shall be paid for in full by the Company.

11.  Successors and Parties in Interest

     (a) This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns, including, without limitation, any corporation which acquires, directly or indirectly, by purchase, merger, consolidation or otherwise, all or substantially all of the business or assets of the Company. Without limitation of the foregoing, the Company shall require any such successor, by agreement in form and substance satisfactory to Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that it is required to be performed by the Company.

     (b) This Agreement is binding upon and shall inure to the benefit of Executive, his heirs and personal representatives.

12.  Rights under Other Plans

          This Agreement is not intended to reduce, restrict or eliminate any benefit to which Executive may otherwise be entitled at the time of his discharge or resignation under any employee benefit plan of the Company then in effect.

13.  Termination

          This Agreement may not be terminated except by mutual consent of the parties, as evidenced by a written instrument duly executed by the Company and by Executive.

14.  Notices

          All notices and other communications required to be given hereunder shall be in writing and shall be deemed to have been given or made when hand delivered or when mailed, certified mail, return receipt requested, to the Company or to Executive, as the case may be, at their respective addresses set forth above.

15.  Severability

          In the event that any provision of this Agreement shall be held to be invalid or unenforceably by any court of competent jurisdiction, such provision shall be deemed severable from the remainder of the Agreement and such holding shall not invalidate or render unenforceable any other provision of this Agreement. It is the intention of the parties hereto that Executive shall receive the maximum severance benefits under this Severance Agreement which Executive may receive without any payment of such benefits being classified as an "excess parachute payment" (as defined in Section 280G of the Internal Revenue Code) and to the extent that payment of such benefits hereunder would be classified as an "excess parachute payment," such payment shall be automatically reduced to the maximum amount which would not be classified as an "excess parachute payment."

16.  Governing Law, Jurisdiction and Venue

          This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. In the event that either party shall institute any suit or other legal proceeding, whether in law or in equity, arising from or relating to this Agreement, the courts of the Commonwealth of Pennsylvania shall have exclusive jurisdiction and venue shall lie exclusively in the Court of Common Pleas of Lancaster County.

17.  Entire Agreement

          This Agreement constitutes the entire agreement between the Company and Executive concerning the subject matter hereof and supersedes all prior written or oral agreements or understandings between them. No term or provision of this Agreement may be changed, waived, amended or terminated, except by written instrument duly executed by the Company and by Executive.

          IN WITNESS WHEREOF, this Agreement is executed the day and year first above written.

ATTEST:                                     FULTON FINANCIAL CORPORATION


By: /s/ Kenneth E. Shenenberger             By: /s/ Robert D. Garner
    ------------------------------              --------------------------------
        Title: Secretary                            Title: Chairman

(CORPORATE SEAL)


WITNESS:

/s/ Kathy L. Patterson                      /s/ Charles J. Nugent
----------------------------------          ------------------------------------
                                            CHARLES J. NUGENT

                              SEVERANCE AGREEMENT

     MADE as of this 17/th/ day of April, 1984, by and between Fulton Financial Corporation, a Pennsylvania corporation with offices at One Penn Square, P.O. 4887, Lancaster, Pennsylvania 17604 (the Company) and Rufus A. Fulton, Jr., an adult individual who resides at 700 Buttonwood Farm Road, Millersville, Pennsylvania 17551 (Executive).

                                  Background

     Executive is Executive Vice President of the Company, a Pennsylvania bank holding company, and an Executive Vice President of Fulton Bank, the principal subsidiary and flagship bank of the Company. As one of the four members of Senior Management of the Company, Executive is an integral part of its management team.

     As a result of changes in federal and state banking laws, there has been a dramatic increase in the number of mergers and other acquisitions of Pennsylvania bank and bank holding companies. While the Company remains firmly committed to its policy of remaining a strong, independent regional bank holding company, it recognizes that it might nevertheless be acquired as a result of an unsolicited takeover attempt or in a negotiated transaction. Executive will play a critical role in any such acquisition, as it falls principally upon him and the other members of Senior Management vigorously and aggressively to represent and to protect the interests of the shareholders of the Company.

     The Company believes that Executive should not be forced to sacrifice his future financial security in order to fulfill his responsibilities to the shareholders. The Board of Directors of the Company has carefully considered this problem and has determined that it should be addressed. Specifically, the Board of Directors has concluded that basic financial protection should be provided to Executive in the form of certain limited severance benefits payable in the event that he is discharged or resigns following, and for reasons relating to a change in control of the Company.

     The purpose of this Agreement is to define these severance benefits and to specify the conditions under which they are to be paid. This Agreement is not intended to affect the terms of Executive's employment in the absence of a change in control of the Company. Accordingly, although this Agreement will take effect upon execution as a binding legal obligation of the Company, it will become operative only upon a change in control of the Company as that concept is defined below.

                                  WITNESSETH:

     NOW, THEREFORE, in consideration of Executive's continuing service to the Company and of the mutual covenants and undertakings hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Undertaking of the Company

       The Company shall provide to Executive the severance benefits specified in Paragraph 6 below in the event that any time within 60 months following a Change in Control of the Company:

   (a) Executive is discharged by the Company, other than for Cause pursuant to Paragraph 3 below or for Disability pursuant to Paragraph 4 below; or

   (b) Executive resigns from the Company for Good Reason pursuant to Paragraph 5 below.

2.  Change in Control

   (a) For purposes of this Agreement, a Change in Control of the Company shall mean a change in control of the kind that would be required to be reported in response to Item 1 of Securities and Exchange Commission Form 8-K promulgated under the Securities Exchange Act of 1934 and as in effect on the date hereof.

   (b) Without limitation of the foregoing, a Change in Control of the Company shall be deemed to have occurred upon the occurrence of any of the following events:

          (1) Any person or group of persons acting in concert, shall have acquired, directly or indirectly, beneficial ownership of 20 percent or more of the outstanding shares of the voting stock of the Company;

          (2) The composition of the Board of Directors of the Company shall have changed such that during any period of two consecutive years during the term of this Agreement, the persons who at the beginning of such period were members of the Board of Directors, unless the nomination or election of each director who was not a director at the beginning of such period was approved in advance by directors representing not less than two-thirds of the directors then in office who were directors at the beginning of the period; or

          (3) The Company shall be merged or consolidated with or its assets purchased by another corporation and as a result of such merger, consolidation or sale of assets, less than a majority of the outstanding voting stock of the surviving, resulting or purchasing corporation is owned, immediately after the transaction, by the holders of the voting stock of the Company outstanding immediately before the transaction.

(c) For purposes of Paragraph 2(b)(1) above, a person shall be deemed to be the beneficial owner of any shares which he or any of his affiliates or associates (i) owns, directly or indirectly, (ii) has the right to acquire, or (iii) has the right to vote or direct the voting thereof pursuant to any agreement, arrangement or understanding.

3.  Discharge for Cause

    (a) The Company may at any time following a Change in Control discharge Executive for Cause, in which event Executive shall not be entitled to receive the severance benefits specified in Paragraph 6 below.

    (b) For purposes of this Agreement, the Company shall have Cause to discharge Executive only under the following circumstances:

         (i) Executive shall have committed an act of dishonesty constituting a felony and resulting or intending to result directly or indirectly in gain or personal enrichment at the expense of the Company; or

         (ii) Executive shall have deliberately and intentionally refused (for reasons other than incapacity due to accident or physical or mental illness) to perform his duties to the Company for a period of 30 consecutive days following the receipt by him of written notice from the Company setting forth in detail the facts upon which the Company relies in concluding that Executive has deliberately and intentionally refused to perform such duties.

4.  Discharge for Disability

    (a) The Company may at any time following a Change in Control discharge Executive for Disability as provided in this Paragraph 4, in which event Executive shall not be entitled to receive the severance benefits specified in Paragraph 6 below.

    (b) For purposes of this Agreement, the Company may discharge Executive for Disability only under the following circumstances:

         (i) Executive shall have been unable, for reasons of incapacity due to accident or physical or mental illness, for a period of six consecutive months to perform his duties to the Company.

         (ii) The Company, following the expiration of such period of six consecutive months, shall have to give Executive 30 days written notice of its intention to discharge him for disability and he shall not within that 30 day period have returned to the performance of his duties to the Company on a full-time basis; and

         (iii) The Company shall provide or cause to be provided to Executive short-term and long-term disability benefits and fringe benefits not less generous than the following: (A) Executive shall receive each month for six months following the date of his discharge for Disability his full month salary (as in effect immediately before his discharge for Disability); (B) Executive shall receive each month thereafter 60 percent of his monthly salary (as in effect immediately before his discharge for Disability) until his death or until December 31 of the calendar year in which he attains age 65, whichever shall first occur; and (c) Executive shall receive those fringe benefits customarily provided by the Company to disabled former employees, which benefits shall include, but shall not be limited to, life, medical, health, accident and disability insurance and a survivor's income benefit.

(c) In the event that Executive shall at any time cease to be disabled following his discharge for Disability, the Company shall do one of the following:

     (i) Reappoint Executive to his position with the Company, with full salary and benefits, as they existed immediately before his discharge for Disability, in which case this Agreement shall remain in full force and effect as though Executive had never been so discharged; or

     (ii) Treat Executive as though he has been discharged for reasons other than Cause or Disability, in which case Executive shall be entitled to receive the severance benefits specified in Paragraph 6 below.

(d) In the event that Executive shall disagree with a determination on the part of the Company that he is disabled or in the event that the Company shall disagree with a determination on the part of Executive that he is no longer disabled, the matter shall be submitted to an impartial and reputable medical doctor to be selected by mutual agreement of the parties. In the event that Executive and the Company are unable to agree, the matter shall be submitted to an impartial and reputable medical doctor to be selected, upon petition by either party, by the Lancaster County Court of Common Pleas.

5.  Resignation for Good Reasons

    (a) Executive may at any time following a Change in Control resign from the Company for Good Reason, in which event Executive shall be entitled to receive the severance benefits specified in Paragraph 6 below.

    (b) For purposes of this Agreement, Executive shall have Good Reason to resign under the following circumstances:

          (i) The Company, without Executive's prior written consent, shall have changed or attempted to change in any significant respect the authority, duties, compensation, benefits or other terms or conditions of Executive's employment; or

          (ii) Executive shall have determined in good faith and in his sole and absolute discretion that he is unable to work harmoniously and effectively with the new management of the Company or that he is otherwise unable effectively to carry out his duties and discharge his responsibilities to the Company.

6.  Severance Benefits

     The severance benefits to be provided to Executive by the Company under this Agreement are as follows:

 (a) Salary Continuation:  The Company shall pay to Executive each month during
     -------------------
     the Severance Benefit Period an amount equal to one-twelfth of his base annual salary as in effect immediately before the Change in Control or immediately before the commencement of the Severance Benefit Period, which ever is greater. The payment to be made in respect of each month shall be made on or before the 15th day of the next following month. In the event that the Severance Benefit Period begins or ends on other than, respectively, the first or last day of a calendar month, the payment to be made in respect of that month shall be prorated accordingly. It is understood that the Company shall withhold from each monthly payment such amounts as may be required under any applicable federal, state or local income tax law.

 (b) Fringe Benefits:  The Company shall at its expense provide to Executive
     ---------------
     throughout Severance Benefit Period life, medical, health, accident and disability insurance and a survivor's income benefit in form, substance and amount which is in each case substantially equivalent to that provided to him immediately before the Change in Control or immediately before the commencement of the Severance Benefit Period, whichever Executive shall in each case select.

 (c) Supplemental Retirement Benefit:  The Company shall pay to Executive (or to
     -------------------------------
     his estate in the event of his death) in cash on or before the 30th day following termination of the Severance Benefit Period, an amount equal to 15 percent of the salary continuation payments (before any applicable withholding) made to Executive pursuant to Paragraph 6(a) above, plus interest on such amounts compounded annually and credited from the date of each monthly payment at a rate which is equal to the average discount rate on 90 day Treasury Bills issued during the immediately preceding calendar quarter, which rate shall be adjusted quarterly on the first day of each calendar quarter.

7.   Severance Benefit Period

  The Severance Benefit Period shall commence upon the effective date of Executive's discharge (for reasons other than Cause or Disability) or resignation (for Good Reason) and shall terminate upon the first to occur of the following events:

    (a) The expiration of 60 months following the effective date of Executive's discharge or resignation;

    (b)  The expiration of the calendar year in which Executive attains age 65;

    (c)  Executive's death; or

    (d) The election of Executive to terminate the Severance Benefit period pursuant to Paragraph 8(b) below.

8.  Covenant Not To Compete

    (a) Executive agrees that he will not without the prior written consent of the Company at any time during the Severance Benefit Period become an officer, director, or employee of or consultant to any bank, bank holding company or other financial services institution.

    (b) Executive may elect at any time to terminate the Severance Benefit Period by delivering written notice to the Company in which event the covenant not to compete set forth in Paragraph 8(a) above shall expire and have no further force or effect.

    (c) In the event of any breach by Executive of the covenant not to compete set forth in Paragraph 8(a) above, the parties agree that the exclusive remedy of the Company shall be to obtain an injunction, order for specific performance, or other form of equitable relief from a court of competent jurisdiction and that the Company shall not under any circumstances be entitled to recover monetary damages from Executive by reason of any such breach.

9.  Mitigation and Setoff

    (a) Executive shall not be required to mitigate the amount of any payment or benefit provided for in Paragraph 6 above by seeking employment or otherwise and the Company shall not be entitled to setoff against the amount of any payment or benefit provided for in Paragraph 6 above any amounts earned by Executive in other employment during the Severance Benefit Period.

    (b) The Company hereby waives any and all rights to set off in respect to any claim, debt, obligation or other liability of any kind whatsoever, against any payment or benefit provided for in Paragraph 6 above.

10. Attorneys' Fees and Related Expenses

         All attorneys' fees and related expenses incurred by Executive in connection with or relating to enforcement by him of his rights under this Agreement shall be paid for in full by the Company.

11.  Successors and Parties in Interest

     (a) This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns, including, without limitation, any corporation which acquires, directly or indirectly, by purchase, merger, consolidation or otherwise, all or substantially all of the business or assets of the Company. Without limitation of the foregoing, the Company shall require any such successor, by agreement in form and substance satisfactory to Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that it is required to be performed by the Company.

     (b) This Agreement is binding upon and shall inure to the benefit of Executive, his heirs and personal representatives.

12.  Rights under Other Plans

     This Agreement is not intended to reduce, restrict or eliminate any benefit to which Executive may otherwise be entitled at the time of his discharge or resignation under any employee benefit plan of the Company then in effect.

13.  Termination

     This Agreement may not be terminated except by mutual consent of the parties, as evidenced by a written instrument duly executed by the Company and by Executive.

14.  Notices

     All notices and other communications required to be given hereunder shall be in writing and shall be deemed to have been given or made when hand delivered or when mailed, certified mail, return receipt requested, to the Company or to Executive, as the case may be, at their respective addresses set forth above.

15.  Severability

     In the event that any provision of this Agreement shall be held to be invalid or unenforceably by any court of competent jurisdiction, such provision shall be deemed severable from the remainder of the Agreement and such holding shall not invalidate or render unenforceable any other provision of this Agreement.

16.  Governing Law, Jurisdiction and Venue

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. In the event that either party shall institute any suit or other legal proceeding, whether in law or in equity, arising from or relating to this Agreement, the courts of the Commonwealth of Pennsylvania shall have exclusive jurisdiction and venue shall lie exclusively in the Court of Common Pleas of Lancaster County.

17.  Entire Agreement

     This Agreement constitutes the entire agreement between the Company and Executive concerning the subject matter hereof and supersedes all prior written or oral agreements or understandings between them. No term or provision of this Agreement may be changed, waived, amended or terminated, except by written instrument duly executed by the Company and by Executive.

     IN WITNESS WHEREOF, this Agreement is executed the day and year first above written.

ATTEST:                                        FULTON FINANCIAL CORPORATION


By: /s/ Kenneth E. Shenenberger                By: /s/  Robert D. Garner
    _____________________________                  _________________________
        Title: Secretary                                Title: Chairman


(CORPORATE SEAL)


WITNESS:

/s/ Kenneth E. Shenenberger                    /s/ Rufus A. Fulton, Jr.
_________________________________              _____________________________
                                               RUFUS A. FULTON, JR.